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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  November 29, 2000
                                                        -----------------

                             Public Storage, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)

         California                   1-8389           95-3551121
         ----------                   ------           ----------
      (State or other juris-       (Commission       (IRS Employer
      diction of incorporation)    File Number)    Identification No.)

      701 Western Avenue, Glendale, California          91201-2349
      ----------------------------------------          ----------
       (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                     N/A
                                     ---
         (Former name or former address, if changed since last report)





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Item 5.  Other Events
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         On July 8, 1999, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 333-81041) of Public Storage, Inc. (the "Company"), which permits the Company to issue an aggregate of $800,000,000 of common stock, preferred stock, equity stock, depositary shares and warrants.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

         Exhibit 1.1 - Underwriting Agreement, dated November 29, 2000, relating to a public offering of the Company's Depositary Shares Each Representing 1/1,000 of a Share of the Company's Equity Stock, Series A.

         Exhibit 3.1 -Certificate of Determination for the Equity Stock, Series
A. Previously filed on January 19, 2000 as Exhibit 2 to the Company's Form 8-A/A relating to the Depositary Shares Each Representing 1/1,000 of a Share of Equity Stock, Series A and incorporated herein by reference.

          Exhibit 4.1 - Deposit Agreement, dated January 14, 2000, relating to the Depositary Shares, Each Representing 1/1,000 of a Share of Equity Stock, Series A. Previously filed on January 19, 2000 as Exhibit 1 to the Company's Form 8-A/A relating to the Depositary Shares Each Representing 1/1,000 of a Share of Equity Stock, Series A and incorporated herein by reference.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PUBLIC STORAGE, INC.


                                           By: /s/ SARAH HASS
                                              --------------------
                                               Sarah Hass
                                               Vice President


Date:  November 29, 2000